                  SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       The Exchange Fund of Boston, Inc.
             (Name of Registrant as Specified in Its Charter)

                                Allison B. Crane
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


 4) Proposed maximum aggregate value of transaction:


[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid: $125.00


 2) Form, Schedule or Registration Statement No.: PRE 14A


 3) Filing Party:


 4) Date Filed: August 15, 1995

(1) Set forth the amount on which the filing fee is calculated and state how it was determined

                        DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                       THE EXCHANGE FUND OF BOSTON, INC.

                     24 FEDERAL STREET, BOSTON, MASS. 02110


    NOTICE OF SPECIAL MEETINGS IN LIEU OF THE ANNUAL MEETINGS OF STOCKHOLDERS


                         TO BE HELD SEPTEMBER 21, 1995

    A Special Meeting in lieu of the Annual Meeting of Stockholders of each of Depositors Fund of Boston, Inc., Diversification Fund, Inc. and The Exchange Fund of Boston, Inc., (collectively the "Funds"), will be held at the principal office of each Fund, 24 Federal Street, Boston, Massachusetts, on September 21, 1995, commencing at 10:00 A.M. (Boston time), for the following purposes:

    1. To fix the number of Directors, and to elect a Board of Directors for the ensuing year and until their successors are elected and qualified.

    2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by a Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of its current fiscal year.

    3. To consider and act upon a proposal to approve an Amendment to the By-Laws.

    4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

    These items are discussed in greater detail in the following pages.

    Each Fund will hold a separate meeting. Stockholders of each Fund will vote separately.

    The meetings are called pursuant to the By-Laws of each of the Funds. The Board of Directors of each Fund has fixed the close of business on August 10, 1995 as the record date for the determination of the stockholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.



                                                 THOMAS OTIS
                                                    Clerk


August 28, 1995


IMPORTANT -- STOCKHOLDERS CAN HELP THE BOARD OF DIRECTORS OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                       DEPOSITORS FUND OF BOSTON, INC.
                          DIVERSIFICATION FUND, INC.
                      THE EXCHANGE FUND OF BOSTON, INC.

                              24 Federal Street
                         Boston, Massachusetts 02110

                                                              August 28, 1995

                               PROXY STATEMENT


    FOR THE SPECIAL MEETINGS IN LIEU OF THE ANNUAL MEETINGS OF STOCKHOLDERS

    A proxy is enclosed with the foregoing Notice of the Special Meetings in lieu of the Annual Meetings of Stockholders of Depositors Fund of Boston, Inc. (the "Depositors Fund"), Diversification Fund, Inc. (the "Diversification Fund") and The Exchange Fund of Boston, Inc. (the "Exchange Fund"), (collectively the "Funds") to be held on September 21, 1995 for the benefit of stockholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Directors of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to stockholders on or about August 28, 1995.


    The Board of Directors of each Fund has fixed the close of business August 10, 1995, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. Stockholders at the close of business on the record date will be entitled to one vote for each share held. As of August 10, 1995, there were 619,714.545 shares of capital stock of the Depositors Fund outstanding, 359,257.740 shares of the capital stock of the Diversification Fund outstanding and 292,777.494 shares of the capital stock of the Exchange Fund outstanding. As of such date, the following stockholders beneficially owned the following number of shares (at least 5% of outstanding shares): Depositors Fund, Walter S. Rosenberry, III, Trustee U/A dated 10/20/81 Sarah Maud W. Silvertsen, Saint Paul, MN -- 66,488 (10.728%) and Bank of America & John H. McCormick, Trustees A.L. McCormick 1991 Trust dated 8/28/91, Los Angeles, CA -- 57,346 (9.254%). Diversification Fund, William T. Ragland, Jr., Trustee for William T. Ragland, Jr. UTI dated 9/22/52 c/o J.W. Peddycord -- MC, Winston-Salem, NC -- 21,539 (5.99%) and Mrs. Rudy M. Byran, Goldsboro, NC -- 20,591 (5.732%). Exchange Fund had no stockholders who owned beneficially more than 5% of its outstanding shares. To the knowledge of each Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares.

    The Boards of Directors of the Funds know of no business other than that mentioned in Items 1, 2 and 3 of the Notice of the meetings which will be presented for consideration, except the approval of the correctness of the minutes of the Annual Meetings of Stockholders held in 1994, but such action will not constitute approval or disapproval of the action recorded in such minutes. As to such approval and, if any other matters are properly presented, as to such matters, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment.

    Although the items for consideration of each Fund's stockholders are set forth jointly in this combined proxy statement, the stockholders of each Fund will vote separately on each item at their Fund's meeting.

                          1.  ELECTION OF DIRECTORS
    It is the present intention that the enclosed proxy will, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of voting to fix the number of Directors for the ensuing year at six, and of voting in favor of the election of the nominees named below for the respective offices indicated below, to hold office for a term of one year and until their successors are elected and qualified. Those nominees whose names are preceded by an asterisk (*) are "interested persons" (as defined in the Investment Company Act of 1940) by reason of their affiliations with the Funds, the Funds' investment adviser, Eaton Vance Management ("EVM"), or Boston Management and Research ("BMR"), EVM's wholly-owned subsidiary, of which EVM owns all of the issued and outstanding shares of BMR, or Eaton Vance Corp. ("EVC"), which owns all of the outstanding stock of EVM, and of EVM's and BMR's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC.

                                   DIRECTORS

   NAME AND                            PRINCIPAL OCCUPATIONS OVER
OTHER INFORMATION                            PAST FIVE YEARS
-----------------                      --------------------------

*LANDON T. CLAY         President of each Fund. Chairman of the Board of EVC,
 Age: 69; has been a    EV, EVM, BMR and Director of EVC and EV. He also serves
 Director since 1970.   as a Director, Managing General Partner, Trustee and/or
                        Officer of seventeen investment companies advised or administered by EVM or BMR.

DONALD R. DWIGHT        Mr. Dwight is President of Dwight Partners, Inc. (a
Age: 64; has been a     corporate relations and communications company) founded
Director since 1986.    in 1988; Chairman of the Board of Newspapers of New
                        England, Inc., since 1983. He also serves as a Director, Managing General Partner, Trustee and/or Officer of eighty-five investment companies advised or administered by EVM or BMR.

SAMUEL L. HAYES, III    Dr. Hayes is the Jacob H. Schiff Professor of Investment
Age: 60; has been a     Banking at Harvard University Graduate School of
Director since 1986.    Business Administration. He also serves as a Director,
                        Managing General Partner, Trustee and/or Officer of eighty-nine investment companies advised or administered by EVM or BMR.

NORTON H. REAMER        President and a Director of United Asset Management
Age: 59; has been a     Corporation, Director, Chairman and President of The
Director since 1986.    Regis Fund, Inc., an open-end mutual fund. He also
                        serves as a Director, Managing General Partner, Trustee and/or Officer of eighty-six investment companies advised or administered by EVM or BMR.

JOHN L. THORNDIKE       Director of Fiduciary Company Incorporated in Boston,
Age: 68; has been a     Massachusetts; a Trustee of the Boston Symphony
Director since 1979.    Orchestra. He also serves as a Director, Managing
                        General Partner, Trustee and/or Officer of eighty-seven investment companies advised or administered by EVM or BMR.

JACK L. TREYNOR         An investment adviser and consultant. Associate
Age: 65; has been a     Professor of Finance, Loyola-Marymount University, Los
Director since 1971.    Angeles, California (until May 1989). Mr. Treynor is
                        also a member of the Advisory Board of the Institute for Quantitative Research in Finance. He also serves as a Director, Managing General Partner, Trustee and/or
                        Officer of seventy-six investment companies advised or administered by EVM or BMR.

    As of August 10, 1995, none of the Directors or officers of the Funds beneficially owned shares of the Funds.

    It is not expected that any of the nominees referred to above will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees or to vote to fix the number of Directors for the ensuing year at less than six (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Directors of each of the Funds. The Special Committee's functions include a continuous review of each Fund's investment advisory agreement with the investment adviser, making recommendations to the Board regarding the compensation of those Directors who are not members of the investment adviser's organization, and making recommendations to the Board regarding candidates to fill vacancies, as and when they occur, in the ranks of those Directors who are not "interested persons" of the Fund or the investment adviser. The Board will, when a vacancy exists or is anticipated, consider any nominee for Director of a Fund recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Directors of each of the Funds. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent public accountants, and reviewing with such accountants and the Treasurer of each Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    During each Fund's last fiscal year, the Board of Directors held nine meetings, the Special Committee held eleven meetings and the Audit Committee held one meeting.

    The fees and expenses of the Directors of a Fund who are not members of the Eaton Vance organization are paid by the Fund. During the fiscal years ending ("FYE") on the dates indicated
below, the Directors of the Funds received the following compensation in their capacities as such, and, during the year ended June 30, 1995, received the following compensation in their capacities as
Directors and/or Trustees of the other funds in the Eaton Vance Fund Complex<F1>:

                                     AGGREGATE            AGGREGATE
                                   COMPENSATION         COMPENSATION            AGGREGATE           TOTAL
                                  FROM DEPOSITORS   FROM DIVERSIFICATION      COMPENSATION      COMPENSATION
                                     FUND FOR             FUND FOR         FROM EXCHANGE FUND       FROM
NAME                                FYE 3/31/95          FYE 5/31/95         FOR FYE 6/30/95    FUND COMPLEX
---                               ---------------   --------------------   ------------------   -------------
Donald R. Dwight                      $1,174<F2>           $1,174<F2>            $1,164<F4>      $135,000<F5>
Samuel L. Hayes, III                   1,213<F3>            1,213<F3>             1,222<F3>       142,500<F6>
Norton H. Reamer                       1,258                1,258                 1,254           135,000
John L. Thorndike                      1,322                1,322                 1,336           140,000
Jack L. Treynor                        1,240                1,240                 1,235           140,000
---------

<F1> The Eaton Vance Fund Complex consists of 205 registered investment companies or series thereof.
<F2> Includes $199 of deferred compensation.
<F3> Includes $393 of deferred compensation.
<F4> Includes $294 of deferred compensation.
<F5> Includes $35,000 of deferred compensation.
<F6> Includes $33,750 of deferred compensation.

    Directors of a Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Director may elect to have his deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Directors under the Plan will be determined based upon the performance of such investments. Deferral of Directors' fees in accordance with the Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director or obligate the Fund to pay any particular level of compensation to the Director.

    Each of the Funds' charters provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Fund. However, no indemnification will be provided to any Director or officer for any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                 2.  RATIFICATION OF SELECTION OF ACCOUNTANTS

    A majority of the members of each Board of Directors who are not interested persons of a Fund have selected Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, as independent certified public accountants to sign or certify any financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending March 31, 1996 in the case of the Depositors Fund, the fiscal year ending May 31, 1996 in the case of the Diversification Fund and the fiscal year ending June 30, 1996 in the case of the Exchange Fund, the employment of such accountants being expressly conditioned upon the right of the relevant Fund, by vote of a majority of the outstanding capital stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the stockholders at this meeting. The Funds are informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in any Fund.

    The Funds' independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Funds, including services leading to the expression of opinions on the financial statements included in each Fund's annual report to stockholders, opinions on financial statements and other data included in each Fund's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to each Fund's registration statement, and preparation of each Fund's Federal tax returns. The nature and scope of the professional services of the accountants have been approved by the Audit Committee of each Fund's Board of Directors, which has considered the possible effect thereof on the independence of the accountants.

    Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Deloitte & Touche LLP, as the independent certified public accountants to be employed by a Fund to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending March 31, 1996 in the case of the Depositors Fund, the fiscal year ending May 31, 1996 in the case of the Diversification Fund and the fiscal year ending June 30, 1996 in the case of the Exchange Fund.

           3.  TO APPROVE AN AMENDMENT TO THE BY-LAWS OF THE FUNDS

    The Directors of each Fund recommend amending the Fund's By-Laws to change the annual meeting date. The new date would be the same as the other Funds included in this proxy statement. The purpose of this change is to permit the use of combined proxy materials for Annual Meetings which will reduce the costs associated with annual proxy solicitations. The Directors recommend that the three Funds change their annual meeting dates from the fourth Tuesday in June, the third Tuesday in August and the fourth Tuesday in September, for Depositors, Diversification and Exchange Funds, respectively, to the third Thursday in September. Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of stock.


             CERTAIN INFORMATION REGARDING THE INVESTMENT ADVISER
                          AND OFFICERS OF THE FUNDS

    Since inception each Fund has engaged Eaton Vance Management ("EVM") and its predecessors, as its investment adviser. In this capacity EVM has managed the Funds and administered their affairs, subject to the direction of the Board of Directors of each Fund. EVM or BMR acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion. Boston Management and Research ("BMR") is a wholly-owned subsidiary of EVM. EVM is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a holding company which through subsidiaries and affiliates is engaged in investment management and marketing activities, fiduciary and banking services, real estate investment, consulting and management, oil and gas operations and development of precious metals properties.

    EVM and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of EVM. EVM and BMR are both Massachusetts business trusts, and EV is the trustee of EVM and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph
Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, EVM, BMR and EV. Mr. Clay, an officer and Director of each Fund and a nominee for re-election, is also an officer of EVC, EVM, BMR and EV and a stockholder of EVC. All of the issued and outstanding shares of EVM and of EV stock are owned by EVC. All of the issued and outstanding shares of BMR are owned by EVM. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of EVM and BMR who are also officers and Directors of EVC and EV. As of June 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. The address of EVC, EVM, BMR, EV and of their Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.

    As at June 30, 1995 there were 9,278,027 shares of Non-Voting Common Stock of EVC outstanding, 102,741 shares of which were held by EVM. As at such date, Landon T. Clay owned 1,779,739 shares (or 19.35%) of such Non-Voting Common Stock of EVC then outstanding, and M. Dozier Gardner owned 250,364 shares (or 2.72%) of such Non-Voting Common Stock. EVC has issued outstanding options to the following individuals covering the number of shares of EVC Non-Voting Common Stock set forth after their names: Landon T. Clay (19,000); M. Dozier Gardner (52,500); Benjamin A. Rowland, Jr. (26,000); and James B. Hawkes (130,144).


    In addition to Mr. Clay, the other officers of the Funds with their ages indicated in parentheses are as follows (unless otherwise indicated, each of the officers listed holds the same office with each Fund): Robert S. Goodof (44), Vice President since 1987; James B. Hawkes (53), Vice President since 1971; James L. O'Connor (50), Treasurer since 1989; Thomas Otis (63), Clerk since 1969; Janet E. Sanders (59), Assistant Treasurer and Assistant Clerk since February 26, 1990; Eric G. Woodbury (38), Assistant Clerk since June 1995; and James F. Alban (33), Assistant Treasurer since December 16, 1991. All officers of the Funds have been employed by EVM or its predecessors for more than five years except Mr. Woodbury, Vice President of EVM since February 1993, who was an associate attorney at Dechart, Price & Rhoads and Gaston & Snow prior thereto; and Mr. Alban, Assistant Vice President of EVM and EV since January 17, 1992 and BMR since inception, and an employee of EVM since September 23, 1991, who was a Tax Consultant and Audit Senior with Deloitte & Touche LLP from 1987 to 1991. Thomas E. Faust, Jr., a member of the Investment Department and a Vice President of EVM and BMR, acts as the Depositors Fund's and the Exchange Fund's portfolio manager and as such considers and reviews portfolio investments for the Fund. Mr. Goodof acts as the Diversification Fund's portfolio manager and as such considers and reviews portfolio investments for such Fund with the assistance of the Investment Department of EVM. Mr. Hawkes is an officer, Director, and a stockholder of EVC, an officer and Director of EV, and an officer of EVM and BMR. Messrs. Alban, Goodof, O'Connor and Ms. Sanders are officers of EVM, BMR and EV, and stockholders of EVC. Mr. Otis is an officer and stockholder of EVC and an officer of EVM, BMR and EV. Because of their positions with EVC, EVM, BMR, EV, or their ownership of stock (or options thereon) of EVC, Messrs. Clay (Director of the Funds and nominee for re-election), as well as the other officers of the Funds, will benefit from the advisory fees paid by the Funds to EVM.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Funds' custodian, Investors Bank & Trust Company ("IBT"). It is EVM's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between a Fund and such banks.

    EVM owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and 77.3% of the stock of IBT, the Funds' custodian, which also provides custody, bookkeeping and valuation services to the Funds. IBT also provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, savings banks, investment companies and other institutions. In addition, EVM owns all the stock of Northeast Properties, Inc. which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, EVM, BMR and EV may also enter into other businesses.

                      NOTICE TO BANKS AND BROKER/DEALERS

    The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholders Services Group, Inc., Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                            ADDITIONAL INFORMATION

    Date for Stockholder Proposals: Any proposal intended to be presented by a stockholder at the relevant Fund's next annual meeting must be received by that Fund at 24 Federal Street, Boston, Massachusetts 02110 by no later than June 30, 1996.

    The expense of preparing, printing and mailing this proxy statement and enclosures and the cost of soliciting proxies on behalf of the Board of Directors of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Fund, by personnel of its investment adviser, Eaton Vance Management, by the transfer agent, The Shareholders Services Group, Inc., by broker-dealer firms, or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by the adviser's personnel, by the transfer agent, The Shareholders Services Group, Inc., by broker-dealer firms or by a professional solicitation organization in person, by telephone or by telegraph will be borne by that Fund. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    All proxy cards solicited by the Board of Directors that are properly executed and received by the Clerk prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted, will not be counted toward estabishing a quorum. Broker non-votes will be counted toward establishing a quorum and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon. Shareholders should note that while votes to abstain will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 21, 1995 for a Fund, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting of that Fund to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

    A copy of a Fund's annual report to shareholders may be obtained without charge by contacting the Fund at 24 Federal Street, Boston, MA 02110 (800-225-6265).

                                   DEPOSITORS FUND OF BOSTON, INC.
                                   DIVERSIFICATION FUND, INC.
                                   THE EXCHANGE FUND OF BOSTON, INC.

August 28, 1995

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THE EXCHANGE FUND OF BOSTON, INC.         THIS PROXY IS SOLICITED ON BEHALF OF
PROXY                                     THE BOARD OF DIRECTORS OF THE FUND

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such stock, hereby appoints H. Day Brigham, Jr., Landon T. Clay and Thomas Otis, or any one of them, attorneys of the undersigned with full power of substitution, to vote all stock of The Exchange Fund of Boston, Inc. which the undersigned is entitled to vote at the Special Meeting in lieu of the Annual Meeting of the Stockholders of said Fund to be held on September 21, 1995 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified below and on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy must be returned in order for your shares to be voted.
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1. To fix the number of Directors, and to elect Directors, a Treasurer and a
   Clerk.

   __ FOR the following nominees, except those whose names are inserted on the line below:

              Directors - L.T. Clay, D.R. Dwight, S.L. Hayes, III, N.H. Reamer, J.L. Thorndike and J.L. Treynor; Treasurer - J.L. O'Connor; Clerk - T. Otis.

   __ WITHHOLD AUTHORITY to vote for any of the nominees.

                                     (OVER)

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EATON VANCE THE EXCHANGE FUND OF BOSTON, INC. (EV011B)
ORIGINAL BACK 8-8-95
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                          (CONTINUED FROM OTHER SIDE)

This proxy will be voted on the following matters as specified below by the undersigned, or in favor thereof if no specification is made.

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants of the Fund.

                FOR __     AGAINST __     ABSTAIN __

3. To approve an Amendment to the By-Laws of the Fund.

                FOR __     AGAINST __     ABSTAIN __

As to any other matter, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF ALL MATTERS.
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Please sign exactly as your name or names appear at left.

Dated: ----------------------------------------, 1995

                                                                             011
EATON VANCE THE EXCHANGE FUND OF BOSTON, INC. (EV011F)
ORIGINAL FRONT 8-8-95